Exhibit 10.6

AMENDMENT NO. 3 TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of August 3, 2020, is entered into by and among ONDECK ACCOUNT RECEIVABLES TRUST 2013-1 LLC, a Delaware limited liability company (“Company”), the Lenders party hereto which constitute each affected Lender and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent for the Class A Revolving Lenders (in such capacity, “Administrative Agent”).
RECITALS:
WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, Deutsche Bank AG, New York Branch, as Collateral Agent, Deutsche Bank Trust Company Americas, as Paying Agent and Deutsche Bank Securities Inc., as Syndication Agent, Documentation Agent and Lead Arranger, entered into a Fifth Amended and Restated Credit Agreement, dated as of March 12, 2019, as amended by Amendment No. 1 to Fifth Amended and Restated Credit Agreement, dated as of November 1, 2019, as amended by Amendment No. 2 to Fifth Amended and Restated Credit Agreement, dated as of May 20, 2020 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby; and
WHEREAS, Company, the Lender party hereto and the Administrative Agent, desire to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
The Credit Agreement is, effective as of the Third Amendment Effective Date and subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, hereby amended as follows:

1.1    Section 1.1 of the Credit Agreement.
The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“Relief Period End Date” means October 23, 2020 or such later date agreed to in writing (which may be by email), between the Administrative Agent and the Company.

Exhibit 10.6

“Third Amendment” means Amendment No. 3 to Fifth Amended and Restated Credit Agreement, dated as of August 3, 2020, by and among the Company, the Lenders party thereto and the Administrative Agent.
“Third Amendment Effective Date” has the meaning set forth in Section 3.1 of the Third Amendment, which for the avoidance of doubt is July 23, 2020.
The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated as follows:
“Applicable Class A Advance Rate” means, prior to the Exit Date, 75% on and after the Exit Date through and including August 3, 2020, 70%, and after August 3, 2020, 66%.
“Eligible Post-Waiver Receivable” means any COVID Receivable for which the related Receivables Obligor has made its first scheduled loan payment due on or after the Relief Period End Date in an amount equal to or greater than 20% of the required scheduled loan payment in respect of such Receivable, as set forth in the applicable Receivable Agreement (without giving effect to any temporary modification or COVID Related Material Modification).
“Missed Payment Factor” means, in respect of any Receivable, an amount equal to the sum of (a) the amount equal to (i) the total past due amount of Payments in respect of such Receivable, divided by (ii) the required periodic Payment in respect of such Receivable as set forth in the related Receivables Agreement, and other than as set forth in the immediately succeeding sentences, determined without giving effect to any temporary modifications of such required periodic Payment then applicable to such Receivable, and (b) the number of Payment Dates, if any, past the Receivable maturity date on which a Payment was due but not received. Notwithstanding the foregoing or any other provision of this Agreement, with respect to Payments during the period beginning as of March 11, 2020 through and including the Relief Period End Date, the Missed Payment Factor in respect of any COVID Receivable and solely with respect to Payments during such period, shall be determined by giving effect to any temporary modifications (including, but not limited to, grace days, workout programs or holds) then applicable to

Exhibit 10.6

such COVID Receivable. For the avoidance of doubt, beginning on the day following the Relief Period End Date, the “required periodic Payment” as used in clause (a)(ii) herein shall mean (1) with respect to any COVID Related Material Modification, the required periodic Payment according to the modified Receivables Agreement and (2) with respect to any other Receivable, the required periodic Payment according to such Receivable’s Receivables Agreement without giving effect to any temporary modifications (including, but not limited to, grace days, workout programs or holds) if any.
1.4    Appendix A to the Credit Agreement. Appendix A to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
1.5    Appendix C to the Credit Agreement. Appendix C to the Credit Agreement is amended as set forth on Exhibit B hereto.
1.6    Appendix D to the Credit Agreement. Appendix D to the Credit Agreement is amended as set forth on Exhibit C hereto.
SECTION 2. REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lender party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and the Lender, on the Third Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Third Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:
2.1    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.
2.2    Binding Obligation. This Amendment has been duly executed and delivered by the Company and is the legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
2.3    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date (as defined below) as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

Exhibit 10.6

2.4    Absence of Default. No event has occurred and is continuing that would constitute an Event of Default or a Servicer Default, and no Default, Event of Default or Servicer Default will result from the consummation of this Amendment.
2.5    Incorporation of Representations and Warranties from Bill of Sale and Assignment. The representations and warranties contained in the second paragraph of the Bill of Sale and Assignment (as defined below) are hereby incorporated by reference as if made by the Company and are true and correct on and as of the date of the Bill of Sale and Assignment (as defined below).
SECTION 3. MISCELLANEOUS
3.1    Conditions of Effectiveness. This Amendment shall be deemed to have become effective as of 12:01 a.m. (local time in Wilmington, Delaware) on July 23, 2020 (such date, the “Third Amendment Effective Date”) when:
(a)    the Administrative Agent shall have received all counterparts of this Amendment executed by Company, the Administrative Agent and the Lenders party hereto; and
(b)    no Borrowing Base Deficiency shall exist after giving effect to the amendments to the Credit Agreement set forth herein and, to the extent necessary, the execution and delivery of the Bill of Sale and Assignment attached as Exhibit D hereto (the “Bill of Sale and Assignment”).

3.2    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(a) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.
(b) Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Third Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

Exhibit 10.6

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Collateral Agent or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
3.3    Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
3.4    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
3.5    Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.6    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
3.7    Electronic Signatures. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ONDECK ACCOUNT RECEIVABLES TRUST 2013-1 LLC, as Company

By:    /s/ Kenneth A. Brause
Name: Kenneth A. Brause
Title: Chief Financial Officer

Exhibit 10.6

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:    /s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Managing Director

By:    /s/ Peter Sabino
Name: Peter Sabino
Title: Director

DEUTSCHE BANK AG, NEW YORK BRANCH, as Class A Revolving Lender

By:    /s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Managing Director

By:    /s/ Peter Sabino
Name: Peter Sabino
Title: Director